EXHIBIT 10.16

GELTECH SOLUTIONS, INC.
1460 Park Lane South, Suite 1
Jupiter, Florida 33458

October 29, 2010

Lincoln Park Capital Fund, LLC
440 North Wells, Suite 620
Chicago, IL 60654
Attention: Josh Scheinfeld/Jonathan Cope

Re: Purchase Agreement/Amendment

Gentlemen:

This letter agreement (the “Agreement”) documents our understanding regarding amending that certain Purchase Agreement dated September 1, 2010 (the “Purchase Agreement”) between Lincoln Park Capital Fund, LLC and GelTech Solutions, Inc. (the “Company”).  This Agreement hereby amends the Purchase Agreement by deleting the following from Section 11(a) of the Purchase Agreement:

“By the Investor any time an Event of Default exists without any liability or payment to the Company.  However, if”

The deleted portion above shall be replaced by:

“If”

All other terms and conditions of the Purchase Agreement shall remain in full force and effect.  Please sign below acknowledging your acceptance to this Agreement.

Sincerely yours,

/s/ Michael Cordani
Michael Cordani
Chief Executive Officer

Acknowledged and agreed to as of the date written above:

LINCOLN PARK CAPITAL FUND, LLC
BY: LINCOLN PARK CAPITAL, LLC
BY: Rockledge Capital Corporation

/s/ Josh Scheinfeld
Josh Scheinfeld
President